Supplement dated December 19, 2017 to the Prospectus dated June 26, 2017 for:

MassMutual ElectrumSM

This supplement revises the prospectus as follows:

Effective November 1, 2017:

Goldman Sachs Asset Management, L.P. replaces Goldman Sachs Asset Management International as adviser of the Goldman Sachs Strategic International Equity Fund.

Effective December 4, 2017:

1.	Brandywine Global Investment Management, LLC replaces Loomis, Sayles & Company, L.P. as a co-subadviser of the MML Equity Fund.

2.	Barrow, Hanley, Mewhinney & Strauss, LLC replaces BlackRock Investment Management, LLC as subadviser of the MML Income & Growth Fund.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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